Filed Pursuant to Rule 497(b)
                                                   File Nos. 333-55500


THE GCG TRUST

1475 DUNWOODY DRIVE                                           (800) 366-0066
WEST CHESTER, PA 19380                                        (610) 425-3430


                                                              March 16, 2001


Dear Valued Client:

I am writing to share with you proposed changes regarding an investment portfolio within your ING VARIABLE ANNUITIES contract. These proposed changes must be voted upon and approved by the contract owners who have invested in the Emerging Markets Portfolio of The GCG Trust (the "Trust"). Enclosed are proxy materials for your approval to combine the Emerging Markets Portfolio and the Developing World Portfolio.

The GCG Trust proposes combining the Emerging Markets Portfolio and the Developing World Portfolio, with the Developing World Portfolio becoming the surviving Portfolio as described in the Proxy Statement/Prospectus. Under the proposed plan, your contract values currently invested in the Emerging Markets Portfolio would be invested in the Developing World Portfolio. Both Portfolios are advised by Baring International Investment Limited and have substantially the same investment objectives, policies and fees.

The proposed combination is described in the enclosed Proxy
Statement/Prospectus. On February 6, 2001, The GCG Trust's Board of Trustees approved the combination of these two Portfolios. The Board of Trustees recommends that you cast your vote "FOR" the approval of this change. Please read the enclosed Proxy Statement/Prospectus carefully, then sign and return the Voting Instruction Form. A postage paid envelope is enclosed for your convenience. Your vote is important.

Thank you for your attention to this matter. Should you have any questions or concerns, please do not hesitate to contact us at 1-800-366- 0066.

                                                           Sincerely,

                                                           /S/  Barnett Chernow
                                                           Barnett Chernow
                                                           President

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                  EMERGING MARKETS PORTFOLIO OF THE GCG TRUST

                          SCHEDULED FOR APRIL 17, 2001

TO OWNERS OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES (COLLECTIVELY, THE "VARIABLE CONTRACTS") ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY ("GOLDEN AMERICAN") AND FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK ("FIRST GOLDEN") (COLLECTIVELY, THE "COMPANIES") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF THE COMPANIES:

       Notice is hereby given that a Special Meeting of Shareholders of the Emerging Markets Portfolio of The GCG Trust ("Special Meeting") will be held on April 17, 2001 at 10:00 a.m. local time, at 1475 Dunwoody Drive, West Chester, PA 19380.

       The Special Meeting will be held for the following purposes:

          1. To approve or disapprove a Plan of Reorganization to combine the Emerging Markets Portfolio and the Developing World Portfolio of The GCG Trust, with the Developing World Portfolio becoming the surviving Portfolio, as described in the accompanying Proxy Statement/Prospectus; and

          2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         The Companies and three of their Separate Accounts are the only holders of the Emerging Markets Portfolio shares. The Companies have agreed to vote the Emerging Market Portfolio shares at the Special Meeting in accordance with the timely instructions received from owners of variable contracts ("owners") having contract values allocated to the Companies' Separate Account A, Separate Account B and Separate Account NY B (collectively, the "Separate Accounts"), and invested in shares of the Emerging Markets Portfolio on the record date.

       As an owner of record at the close of business on January 31, 2001, you have the right to instruct the Companies as to the manner in which shares of the Emerging Markets Portfolio attributable to your Variable Contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the Emerging Markets Portfolio for which you are entitled to give voting instructions. A Proxy Statement/Prospectus for the Emerging Markets Portfolio is attached to this Notice and describes the matters to be voted upon at the Special Meeting or any adjournment(s) thereof.

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE FORM BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.

                                            By Order of the Board of Trustees

                                            /S/  Myles R. Tashman
                                            Myles R. Tashman, Secretary

March 16, 2001

                                TABLE OF CONTENTS

                                                                         PAGE

General Voting Information.........................................        3
Summary of the Proposal............................................        4
Principal Risk Factors.............................................        5
Comparison of Investment Objectives and Strategies.................        7
Comparison of Fees, Expenses and Performance.......................        8
Reasons for the Proposed Reorganization............................        9
The Proposed Reorganization........................................       10
Description of Developing World Portfolio Shares to be Issued......       11
Federal Income Tax Aspects of the Proposed Reorganization..........       11
Pro Forma Capitalization Table.....................................       12
General............................................................       12
Appendix A - Plan of Reorganization................................      A-1

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                                  800-366-0066
                                 MARCH 16, 2001

-------------------------------------------------------------------------------
                           PROXY STATEMENT/PROSPECTUS
-------------------------------------------------------------------------------


       This Proxy Statement/Prospectus is being furnished on behalf of the Board of Trustees of The GCG Trust (the "Trust") by Directed Services, Inc. ("DSI") to owners of variable annuity contracts and variable annuity life insurance policies ("variable contracts") issued by Golden American Life Insurance Company and First Golden Life Insurance Company of New York (collectively, the "Companies") and having contract values on the record date allocated to a separate account of the Companies invested in shares of the Emerging Markets Portfolio of the Trust ("Emerging Markets Portfolio shares").

       This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at a Special Meeting of holders of Emerging Markets Portfolio shares (the "Special Meeting") as to a proposed combination of the Emerging Markets Portfolio with the Trust's Developing World Portfolio. The Special Meeting is to be to be held on April 17, 2001 at 10:00 a.m., at the Trust's principal executive offices located at 1475 Dunwoody Drive, West Chester, PA 19380 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement/Prospectus and the Voting Instruction Form is March 16, 2001.

       At the Special Meeting, holders of Emerging Markets Portfolio shares will be asked:

          1. To approve or disapprove a Plan of Reorganization to combine the Emerging Markets Portfolio and the Developing World Portfolio of the Trust, with the Developing World Portfolio becoming the surviving Portfolio, as described herein (the "Proposed Reorganization"); and

          2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

       The Companies and three of their Separate Accounts are the only holders of the Emerging Markets Portfolio shares. The Companies have agreed to vote the Emerging Markets Portfolio shares at the Special Meeting in accordance with the timely instructions received from owners ("owners") of variable contracts having contract values allocated to the Companies' Separate Account A, Separate Account B, and Separate Account NY B (collectively, the "Separate Accounts"), and invested in shares of the Emerging Markets Portfolio on the record date.

       The Trust is an open-end, diversified management investment company consisting of twenty-eight (28) separate operational investment portfolios (each a "Portfolio"), each of which has a different investment objective. The Proposed Reorganization would result in the assets of the Emerging Markets Portfolio being consolidated with the assets of the Developing World Portfolio and holders of Emerging Markets Portfolio shares exchanging such shares for shares of beneficial interest in the Trust's Developing World Portfolio ("Developing World Portfolio shares") in an amount equal in value to their Emerging Markets Portfolio shares on the date of the Proposed Reorganization.

       This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Proposed Reorganization that an owner should know before voting to approve or disapprove the Proposed Reorganization. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Emerging Markets Portfolio or the Developing World Portfolio, see the Prospectus for the Trust dated May 1, 2000, as revised March 15, 2001 and Statement of Additional Information for the Trust dated May 1, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-366-0066. The Trust also provides periodic reports to its shareholders that highlight certain important information about the Portfolios, including investment results and financial information. The annual report for the Trust dated December 31, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual and semi-annual reports for the Trust, without charge, by calling 1-800-366-0066.

       You can copy and review information about the Trust (including the Statement of Additional Information) at the Securities and Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
       PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           GENERAL VOTING INFORMATION

       This Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") is being furnished to owners on behalf of the Board of Trustees of the Trust (the "Trustees") in connection with the solicitation by DSI of voting instructions from owners with regard to a Special Meeting of the Trust's shareholders to be held on April 17, 2001. The Trust's Board of Trustees has called this Special Meeting to consider and approve or disapprove a proposed combination of the Emerging Markets Portfolio and the Developing World Portfolio, with the Developing World Portfolio becoming the surviving Portfolio. The Companies and their Separate Accounts are the only holders of Emerging Markets Portfolio shares. The Companies will vote the Emerging Markets Portfolio shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under variable contracts. Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct the Companies as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's contract allocated to the subaccount of each Separate Account holding Emerging Markets Portfolio shares.

       The Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a Voting Instruction Form is received that does not specify a choice, the Companies will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, the Companies have the right to disregard voting instructions from certain owners. The Companies do not believe that these circumstances exist with respect to matters currently before shareholders. Owners may revoke previously submitted voting instructions given to the Companies at any time prior to the Special Meeting by notifying the Companies in writing.

       The Trust was organized as a Massachusetts business trust and is registered with the Commission as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of twenty-eight (28) separate operational investment portfolios, each of which has a different investment objective, and issues separate shares of beneficial interest for each investment portfolio representing an ownership interest in that Portfolio.

       Directed Services, Inc. ("DSI") serves as the manager for both the Emerging Markets Portfolio and the Developing World Portfolio, in addition to the other Portfolios of the Trust. DSI is a New York corporation and a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. DSI is registered with the Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the variable contracts that the Companies issue. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI has hired Baring International Investment Limited ("Baring International") to serve as the portfolio manager for both the Emerging Markets and Developing World Portfolios.

       Baring International has managed the Emerging Markets Portfolio since March 16, 2000 and the Developing World Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING. The address of Baring International is 155 Bishopsgate, London. Baring International, DSI and the Companies are affiliates through their common indirect ownership by ING.

       The Trustees have fixed January 31, 2001 as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. As of January 31, 2001, there were outstanding 2,847,950.959 shares of beneficial interest representing an interest in the Emerging Markets Portfolio. The Trustees and executive officers of the Trust as a group beneficially own, directly or indirectly, less than 1% of the shares of the Trust. As of January 31, 2001, the Companies together held directly approximately 135,363 Emerging Markets Portfolio shares representing approximately 4.75% of such shares outstanding. To the knowledge of the Trust's management, as of the record date, the following entity owned of record or beneficially more than 5% of the outstanding voting shares of the Emerging Markets Portfolio:

Name & Address of Beneficial Owner          Number of Shares        Percentage
----------------------------------          ----------------        ----------
American National Bank & Trust Company      159,488.5               5.88%
499 Lake Cook Rd., Deerfield, IL 60015

       To be counted, the Companies must receive an owner's properly executed Voting Instruction Form at 1475 Dunwoody Drive, West Chester, PA 19380 by 1:00 p.m. Eastern Standard Time, Monday, April 16, 2001.

       Approval of the Proposed Reorganization requires the affirmative vote of a majority of the outstanding Emerging Markets Portfolio shares at the close of business on the record date.

       DSI will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of DSI or its affiliates. This Proxy Statement/Prospectus was first mailed to owners on or about March 16, 2001.

                             SUMMARY OF THE PROPOSAL

       The Trustees have approved a Plan of Reorganization (the "Plan"), attached to this Proxy Statement/Prospectus as Appendix A, pursuant to which the Emerging Markets Portfolio and the Developing World Portfolio would be combined, with the Developing World Portfolio becoming the surviving Portfolio (the "Proposed Reorganization"). The Proposed Reorganization, if consummated, would result in the assets and liabilities (if any) of the Emerging Markets Portfolio being consolidated with the assets and liabilities (if any) of the Developing World Portfolio and holders of Emerging Markets Portfolio shares of beneficial interest having such shares exchanged for Developing World Portfolio shares of beneficial interest in an amount equal in value to their Emerging Markets Portfolio shares on the date of the Proposed Reorganization. Consequently, if owners vote to approve the Plan in conjunction with the Proposed Reorganization, each owner's interest in the Emerging Markets Portfolio will be exchanged for an interest of equal value in the Developing World Portfolio.

       The Proposed Reorganization is expected to be effective upon the close of business on April 27, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Proposed Reorganization, each shareholder of the Emerging Markets Portfolio would become a shareholder of the Developing World Portfolio. Each Emerging Markets Portfolio shareholder would hold, immediately after the Closing, shares of the Developing World Portfolio having an aggregate value equal to the aggregate value of the shares of the Emerging Markets Portfolio held by that shareholder as of the Closing.

       The Proposed Reorganization is designed to consolidate two almost identical Portfolios managed by the same portfolio manager that are offered by the Trust, thereby eliminating inefficiencies arising from having two similar Portfolios within the same Trust. DSI, the manager, recommended the Proposed Reorganization because it believes that the Proposed Reorganization may benefit each Portfolio's shareholders by resulting in a surviving portfolio with a greater asset base. This may provide greater investment opportunities for the surviving portfolio or the potential to take larger portfolio positions. There is, nevertheless, no guarantee that higher investment returns would be achieved.

   In addition, DSI considered the following aspects of the Emerging Markets Portfolio and the Developing World Portfolio in deciding to recommend the Proposed Reorganization:

          o The two Portfolios have substantially similar investment objectives and similar investment policies;

          o    The Portfolios have the same manager (DSI);

          o    The Portfolios have the same portfolio manager (Baring
               International);

          o The management fee for each of the Portfolios is the same and as a "unified fee" covers most of the operating expenses of each of the Portfolios. Therefore, the total operating expenses of the

               Portfolios have been the same over the last 12 month period. The Proposed Reorganization will have no significant impact on the operating expenses.

          o The Portfolios use the same procedures for the distribution, purchase and redemption of shares;

          o Since Baring International took over the Emerging Markets Portfolio, the Developing World Portfolio has outperformed the Emerging Markets Portfolio because of the larger asset base of the Developing World Portfolio.

          o Owners will not realize any capital gain or loss as a result of the Proposed Reorganization.

          o DSI will bear the costs of printing and mailing this Proxy Statement/Prospectus and soliciting voting instructions as well as all other costs incurred in connection with the Proposed Reorganization.

          o The Proposed Reorganization will not result in any adverse tax consequences to owners of the variable contracts.

       The Proposed Reorganization is contingent on the approval of the Plan, which requires the vote of a majority of the shares present in person or by proxy of the Emerging Markets Portfolio.

TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

       Based upon these and other factors set forth below, the Trustees, including those Trustees who are not interested persons of the Trust as defined in the 1940 Act (the "non-interested Trustees"), have determined the following:

               o The Proposed Reorganization, as expressed in the Plan, is in the best interests of the Trust and of the Emerging Markets Portfolio, as well as of the shareholders and owners indirectly invested in such Portfolio; and

               o The Proposed Reorganization will not result in the dilution of the interests of shareholders or owners indirectly invested in the Emerging Markets Portfolio.

               o The Trustees, including the non-interested Trustees, have made the same determinations with regard to the Developing World Portfolio and its shareholders and owners indirectly invested therein.

            THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
                              APPROVAL OF THE PLAN.



                             PRINCIPAL RISK FACTORS

       Because the Portfolios have substantially similar investment objectives and policies, many of the risks of investing in the Developing World Portfolio are the same as those of the Emerging Markets Portfolio. A principal risk of investing in each of the Portfolios is that you may lose money on your investment. In addition, both Portfolios share the following principal investment risks:

          o MANAGER RISK. A portfolio manager may do a mediocre or poor job in selecting securities.

          o MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

          o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging countries.

          o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               To the extent that the Developing World Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

       The Trust cannot assure owners that the Developing World Portfolio will achieve its investment objective or assure that such objective will result in the preservation or growth of capital.

       DSI and the Emerging Markets Portfolio do not currently foresee any disadvantage to owners resulting, in the event the Proposed Reorganization occurs, from the offering of Developing World Portfolio shares to the Separate Accounts. However, since Developing World Portfolio shares would be sold to insurance company Separate Accounts to support variable annuity contracts and variable life insurance policies, and to Separate Accounts of different insurance companies, it is possible that material conflicts could arise between the interests of variable annuity contract owners and variable life insurance policy owners, or between the interests of owners of contracts or policies issued by different insurance companies. Such material conflicts could include, for example, differences in the federal income tax treatment of variable annuity contracts versus variable life insurance policies. The Trust does not currently foresee any disadvantage to owners of variable annuity contracts or variable life insurance policies arising from the fact that Developing World Portfolio shares will support both types of contracts or contracts of different insurance companies. However, the Trustees will continually monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming the shares of the Trust held by Separate Accounts involved in any material irreconcilable conflict.

       In making its determination, the Board of Trustees recognized that DSI, which recommended the Reorganization to the Trust's Board, could benefit from the Proposed Reorganization. DSI expects that the expenses it must bear under the current management agreement it has with the Trust in connection with providing management services to the Emerging Markets Portfolio and the Developing World Portfolio could be somewhat lower after the Proposed Reorganization than the aggregate of such expenses has been in the past for the two separate Portfolios. In addition, DSI expects to achieve other operational and marketing advantages by replacing two Portfolios with a single Portfolio, such as somewhat lower prospectus printing costs than the aggregate of similar costs for two separate Portfolios.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

       As described in more detail in the following table, the investment objectives and policies of the Emerging Markets Portfolio are substantially the same as those of the Developing World Portfolio. The Emerging Markets Portfolio seeks long-term capital appreciation and pursues its objective by investing primarily in equity securities of companies in at least six different emerging market countries. The Developing World Portfolio seeks capital appreciation and pursues its objective by normally investing in at least six emerging market countries with no more than 35% of its assets in any one country.

---------------------------------------------------------------------------------------------------------------------------
                     EMERGING MARKETS PORTFOLIO                        DEVELOPING WORLD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Investment           Long-term capital appreciation                    Capital appreciation
Objective
---------------------------------------------------------------------------------------------------------------------------
Principal            Invests primarily in equity securities of         Normally invests in at least six emerging market
Investment           companies in at least six different emerging      countries with no more than 35% of its assets in any
Strategies           market countries.                                 one country.
---------------------------------------------------------------------------------------------------------------------------
Emerging Market      Defines emerging market countries as those        Defines emerging market countries as those that
Countries            that are identified as such in the                are identified as such in the Morgan Stanley Capital
                     Morgan Stanley Capital International              International Emerging Markets Free Index or the
                     Emerging Markets Free Index or the                International Finance Corporation Emerging Market
                     International Finance Corporation                 Index, or by the Portfolio Manager because
                     Emerging Market Index, or by the                  they have a developing economy or because their
                     Portfolio Manager because                         markets have begun a process of change and are
                     they have a developing economy                    growing in size and/or sophistication.
                     or because their markets have begun
                     a process of change and are
                     growing in size and/or sophistication.
-----------------------------------------------------------------------------------------------------------------------------
Investment           To capitalize on emerging capital markets in      Based on the belief that superior long-term results
Philosophy           developing nations and other nations in           come from identifying unrecognized growth
                     which economic and political factors are          investment opportunities in countries and companies.
                     likely to produce above average
                     growth rates.
-----------------------------------------------------------------------------------------------------------------------------
Disciplined          Structured fundamental research determines        Structured fundamental research determines country and
Investment           country and company selection and focuses on      company selection and focuses on key factors behind
Framework:           key factors behind the following 5 critical       the following 5 critical drivers:  Growth,
                     drivers:  Growth, Liquidity, Currency,            Liquidity, Currency, Management and Valuation.
                     Management and Valuation.
-----------------------------------------------------------------------------------------------------------------------------
Primary              Equity securities including common stock and      Equity securities including common stocks, but may
Investments:         other securities with equity characteristics      also include other types of equity and equity
                     (such as preferred stock, rights and warrants,    derivative securities.  The Portfolio may invest up to
                     convertible securities and shares of investment   10% in debt securities rated below investment-grade.
                     companies).
-----------------------------------------------------------------------------------------------------------------------------

       Baring International serves as portfolio manager to both Portfolios. Baring International has managed the Emerging Markets Portfolio since March 16, 2000 and the Developing World Portfolio since March 1, 1999. Prior to those dates, two different firms managed the Portfolios and performance is attributable to those firms. Baring International employs the same disciplined investment techniques to both Portfolios. This technique consists of using structured fundamental research to determine country and company selection, focusing on the key factors behind the five critical drivers of: growth; liquidity; currency; management; and valuation. In both Portfolios, Baring International attempts to select securities that it believes are undervalued by the market and therefore, have above-average growth potential. In fact, the Emerging Markets Portfolio and the Developing World Portfolio currently hold substantially the same securities.

       The Trust currently offers Emerging Markets Portfolio shares to the Companies for allocation to the corresponding investment division of the Separate Accounts. The Emerging Markets Portfolio shares are purchased and redeemed by the Companies for this purpose for cash at their net asset value without the imposition of any sales load. The Trust offers the Developing World Portfolio shares to the Separate Accounts on the same basis.

                  COMPARISON OF FEES, EXPENSES AND PERFORMANCE

       The following discussion describes and compares the fees and expenses of the Emerging Markets Portfolio and the Developing World Portfolio.

       The operating expenses of the Developing World Portfolio, expressed as a ratio of expenses to average daily net assets ("expense ratio") have been the same as the Emerging Markets Portfolio for the last three fiscal years. Each Portfolio has the same management fee of 1.75% of the Portfolio's average daily net assets.

MANAGEMENT FEE

       DSI serves as the overall manager to each Portfolio of the Trust. The Trust pays DSI a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of the Portfolios. Unlike most mutual funds, the fee that the Trust pays DSI is characterized as a "unified fee" because it encompasses most of the operating expenses of each Portfolio. DSI provides or procures, at its own expense, the services necessary for the operation of the Portfolios, including retaining portfolio managers to manage the assets of the various Portfolios. DSI (and not the Trust) pays each portfolio manager a monthly fee for managing the assets of a Portfolio, based on the annual rate of the average daily net assets of the Portfolio.

       For each of the Emerging Markets and Developing World Portfolios, the Trust pays DSI a management fee of 1.75% based on average daily net assets. This "unified fee" covers most of the operating expenses of each of the Portfolios. Therefore, each Portfolio's total operating expenses are reflected in the unified management fee and will not vary significantly over time. The Proposed Reorganization will have no immediate impact on the operating expense of the Developing World Portfolio.

EXPENSE RATIOS

       The ratio of expenses to average net assets for each of the last five fiscal years is shown below for each Portfolio. These expense ratios do not reflect separate account expenses, including sales loads.


                      For the Fiscal Year Ended December 31

-----------------------------------------------------------------------------
                      2000       1999        1998       1997        1996
-----------------------------------------------------------------------------
Emerging Markets     1.75%       1.75%       1.83%      1.80%       1.55%
Portfolio*
-----------------------------------------------------------------------------
Developing World     1.75%       1.75%       1.83%       NA          NA
Portfolio**
-----------------------------------------------------------------------------

     * The Emerging Markets Portfolio commenced operations on October 4, 1993. Since March 16, 2000, Baring International has served as Portfolio Manager for the Emerging Markets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The Developing World Portfolio commenced operations on February 18,
        1998. Since March 1, 1999, Baring International has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.

COMPARATIVE PERFORMANCE

       The table below sets forth the average annual returns of the Emerging Markets Portfolio and the Developing World Portfolio for the periods shown. Baring International has managed the Developing World Portfolio since March 1, 1999 and the Emerging Markets Portfolio since March 16, 2000. During the time period in which Baring International served as portfolio manager for both Portfolios (March 16, 2000 through December 31, 2000), the Developing World Portfolio outperformed the Emerging Markets Portfolio. The difference in performance, however, is marginal because the Portfolios invest in substantially the same companies located in the same countries. The only difference is in the concentration of investments and the amount of cash each Portfolio holds for redemptions.

                          AVERAGE ANNUAL TOTAL RETURNS

                       FOR FISCAL YEAR ENDED DECEMBER 31,

-----------------------------------------------------------------------------------------------
                            2000      1999      1998      1997       1996      1995      1994
-----------------------------------------------------------------------------------------------
Emerging Markets          (33.88)%   85.30%   (24.09)%   (9.37)%    7.28%    (10.11)%  (15.18)%
-----------------------------------------------------------------------------------------------
Developing World          (33.79)%   61.66%      NA        NA         NA        NA        NA
-----------------------------------------------------------------------------------------------
Morgan Stanley Capital    (30.61)%   66.41%   (25.34)%  (11.58)%    6.03%     (5.21)%   (7.32)%
International Emerging
Markets Free Index
-----------------------------------------------------------------------------------------------

       The performance data quoted represents past performance only and the investment return and principal value of an investment in both Portfolios fluctuated during these periods. The performance information does not include insurance-related charges. If these were included, performance would have been lower. Thus, you should not compare the Portfolios' performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your variable contract.

                     REASONS FOR THE PROPOSED REORGANIZATION

       The Trustees, including the non-interested Trustees, unanimously approved the Plan at a meeting held on February 6, 2001. The Trustees specifically determined that the interests of existing holders of Emerging Markets Portfolio shares (and the interests of owners indirectly invested in the Portfolio) would not be diluted as a result of the Proposed Reorganization and that the Proposed Reorganization would be in the overall best interests of such shareholders (and owners) and of the Trust. The Trustees also decided to recommend to holders of Emerging Markets Portfolio shares (and owners indirectly invested in the Portfolio), that they approve the Plan.

       The Trustees based their decision to recommend approval of the Plan on their consideration of a number of factors, including the following:

          1. the total net assets of the Emerging Markets Portfolio and the Developing World Portfolio;

          2. information regarding past expenses and performance of the Emerging Markets and the Developing World Portfolios;

          3. based on 1 and 2 above, the potential overall benefits of the Proposed Reorganization to shareholders of the Emerging Markets Portfolio and owners indirectly invested in the Emerging Markets Portfolio;

          4. the terms and conditions of the Plan and whether it would result in dilution of any shareholder or owner interests;

          5. the compatibility of the investment objectives and policies of the Emerging Markets Portfolio with those of the Developing World Portfolio;

          6. the agreement of DSI to assume all the expenses of carrying out the Plan; and

          7. the absence of any adverse tax consequences to shareholders or owners of carrying out the Plan.

       Owners, however, are likely to receive certain other benefits from the Proposed Reorganization. The assets of the Emerging Markets Portfolio will be more effectively managed if combined with those of the Developing World Portfolio because the Developing World Portfolio is considerably larger than the Emerging Markets Portfolio. Throughout the period since Baring International took over the portfolio management of the Emerging Markets Portfolio, expenses for the Emerging Markets Portfolio and the Developing World Portfolio as a percentage of net assets have been the same.


                           THE PROPOSED REORGANIZATION

PRINCIPAL FEATURES OF THE PLAN

       At the effective time of the Proposed Reorganization at the close of business on April 27, 2001 (the "Effective Time"), the assets and liabilities of the Emerging Markets Portfolio will become the assets and liabilities of the Developing World Portfolio and the separate existence of the Emerging Markets Portfolio will cease. At the Effective Time, holders of shares of the Emerging Markets Portfolio shall become holders of shares of the Developing World Portfolio. In addition, the appropriate officers of the Trust shall amend the Trust's Amended and Restated Agreement and Declaration of Trust to reflect the reclassification of Emerging Markets Portfolio shares as Developing World Portfolio shares and the elimination of the Emerging Markets Portfolio shares.

TRANSFER OF ASSETS

       Provided that all of the conditions precedent to the Proposed Reorganization set forth in the Plan are fulfilled, then at the Effective Time, all of the assets of the Emerging Markets Portfolio will be transferred to the Developing World Portfolio in exchange for Developing World Portfolio shares and all of the liabilities of the Emerging Markets Portfolio will be assumed by the Developing World Portfolio. Prior to the Effective Time, you may freely reallocate your account value from the Emerging Markets Portfolio to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

CONVERSION OF STOCK

       At the Effective Time, the Emerging Markets Portfolio will exchange each outstanding Emerging Markets Portfolio share for a number of Developing World Portfolio shares as set forth below. The number of full and fractional Developing World Portfolio shares to be issued to holders of Emerging Markets Portfolio shares will be determined on the basis of the relative net asset values of the Emerging Markets Portfolio and the Developing World Portfolio as of 4:00 p.m. on the day of the Effective Time. The number of Developing World Portfolio shares to be issued to each holder of Emerging Markets Portfolio shares shall be determined by multiplying the number of Emerging Markets Portfolio shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Developing World Portfolio shares and the numerator of which is the net asset value per share of Emerging Markets Portfolio shares. The net asset value of the Emerging Markets Portfolio and the net asset value of the Developing World Portfolio shall be determined in accordance with methods set forth in the Trust's current Form N-1A registration statement.

       Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Emerging Markets Portfolio shares immediately prior to the Proposed Reorganization, without any action on the part of such record holder, the number of Developing World Portfolio shares (and fractional interests in such shares) issued to such record holder in the Proposed Reorganization.

       The Plan provides that DSI pay all the expenses of entering into and carrying out the Plan. Consummation of the Plan is subject to the approval of the shareholders of the Emerging Markets Portfolio. In addition, the Plan makes consummation of the Proposed Reorganization contingent upon several events, including receipt of an opinion of tax counsel that the Proposed Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and the completion of certain federal securities law requirements. The Plan may be terminated and the Proposed Reorganization abandoned at any time upon certain conditions, before or after approval by shareholders, prior to the Effective Time by the Trustees.

          DESCRIPTION OF DEVELOPING WORLD PORTFOLIO SHARES TO BE ISSUED

       The Developing World Portfolio and the Emerging Markets Portfolio are both Portfolios of the Trust. Thus, the characteristics of the Developing World Portfolio shares are exactly the same as those of the Emerging Markets Portfolio. Provided that the value of any share of beneficial interest subject to a transaction such as a merger is the net asset value per share of such share of beneficial interest, Massachusetts law does not provide appraisal rights for a shareholder of a registered open-end management investment company such as the Trust. Even if such rights are available, the Division of Investment Management of the Commission has taken the position that Rule 22c-1 under the 1940 Act (which generally requires that the shares of a registered open-end investment company be valued at the net asset value next determined) supersedes dissenters' rights under state law. Additional information about the Trust is contained in the Trust's Prospectus dated May 1, 2000, as revised March 15, 2001, which is incorporated by reference into this Proxy Statement/Prospectus. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Commission.

       Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates or by contacting the Commission's contract copier, Bechtel Information Services, 15740 Shady Grove Road, Gaithersburg, Maryland, 20877 (telephone: 800-231-DATA or 301-254-430).

            FEDERAL INCOME TAX ASPECTS OF THE PROPOSED REORGANIZATION

       The completion of the Proposed Reorganization is contingent upon the receipt by the Trust of an opinion from tax counsel to the effect that the Proposed Reorganization will constitute a tax-free reorganization. As such, no gain or loss will be recognized by the Emerging Markets Portfolio or the Developing World Portfolio as a result of the Proposed Reorganization; the aggregate tax basis of the Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will be the same as the tax basis of those shareholders' Emerging Markets Portfolio shares; and the aggregate basis of the assets of the Emerging Markets Portfolio in the possession of the Developing World Portfolio will be the same as the tax basis of such assets as held by the Emerging Markets Portfolio prior to the Proposed Reorganization. The holding period of the assets of the Emerging Markets Portfolio transferred to the Developing World Portfolio will include the period during which such assets were held by the Emerging Markets Portfolio and the holding period of Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will include the holding period of the Emerging Markets Portfolio shares exchanged therefor. In addition, the Proposed Reorganization is contingent upon the receipt by the Emerging Markets Portfolio and the Developing World Portfolio of an opinion of tax counsel to the effect that the Proposed Reorganization will not result in the recognition of any gain or loss to owners.

                         PRO FORMA CAPITALIZATION TABLE

       The following table shows the capitalization of the Emerging Markets Portfolio and the Developing World Portfolio as of December 31, 2000, and on a pro forma basis as of that date giving effect to the Proposed Reorganization of the Emerging Markets Portfolio with the Developing World Portfolio at the then net asset value per share:

    ----------------------------------------------------------------------------------------------
                                  Emerging Markets     Developing World     Pro Forma Combined
                                      Portfolio            Portfolio     (both) Portfolios as of
                                                                              April 27, 2001
    ----------------------------------------------------------------------------------------------
    Net Assets                       $24,552,911         $60,541,060           $85,093,971
    ----------------------------------------------------------------------------------------------
    Net Asset Value Per Share              $8.10               $7.59                 $7.59
    ----------------------------------------------------------------------------------------------
    Shares Outstanding                 3,029,840           7,979,716            11,214,619
    ----------------------------------------------------------------------------------------------



                                     GENERAL

ADDITIONAL INFORMATION

       Information about the Emerging Markets Portfolio and the Developing World Portfolio is included in the Trust's Prospectus dated May 1, 2000, as revised March 15, 2001, and Statement of Additional Information dated May 1, 2000, which are incorporated herein by reference. Also, incorporated herein by reference, is a copy of the Trust's annual report to shareholders for the year ended December 31, 2000.

       DSI and the Trust know of no other matters to be brought before the Special Meeting, but should any other matter requiring the vote of shareholders arise, the persons named in the enclosed Voting Instruction Form or other substitute will vote in accordance with their best judgment in the interest of the Trust and the Emerging Markets Portfolio and the Developing World Portfolio.

SHAREHOLDER PROPOSALS

       Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.

INQUIRIES

       Shareholders or owners may make inquiries by contacting their registered sales representative or by writing or calling the Trust, DSI or Golden.

                             VOTING INSTRUCTION FORM

                                  THE GCG TRUST

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GCG TRUST FOR SPECIAL MEETING OF SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO OF THE GCG TRUST TO BE HELD ON APRIL 17, 2001.

       I hereby instruct Golden American Life Insurance Company or First Golden American Life Insurance Company of New York (the "Companies") to vote the shares of the Emerging Markets Portfolio of The GCG Trust (the "Trust") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held on April 17, 2001, at 10:00 a.m. Eastern Time, or any adjournment(s) thereof at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 as follows:

     UNITS                          PROPOSALS
               1.   To approve or disapprove a Plan of Reorganization       FOR     AGAINST    ABSTAIN
                    to combine the Emerging Markets Portfolio and the      [   ]     [   ]      [   ]
                    Developing World Portfolio of the Trust, with the
                    Developing World Portfolio becoming the surviving
                    Portfolio.
               2.   In the discretion of the Companies, they are           FOR      AGAINST    ABSTAIN
                    authorized to vote upon such other business as may     [   ]     [   ]      [   ]
                    properly come before the Special Meeting or any
                    adjournment thereof.

       I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement/Prospectus dated March 16, 2001. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO A PROPOSAL LISTED ABOVE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING GOLDEN IN WRITING.

Date:____________, 2001                     ___________________________________
                                            Signature -- Please sign exactly as
                                            your name appears below. Please
                                            sign, date and return this Form
                                            promptly. Signature should be
                                            exactly as name or names appear on
                                            this Voting Instruction Form. If the
                                            individual signing the form is a
                                            fiduciary (e.g. attorney, executor,
                                            trustee, guardian, etc.) the
                                            individual's signature must be
                                            followed by his or her full title.

               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

                                      DRAFT

                                   APPENDIX A

                             PLAN OF REORGANIZATION

                                  THE GCG TRUST

                           EMERGING MARKETS PORTFOLIO
                           DEVELOPING WORLD PORTFOLIO

       Plan of Reorganization dated as of February 6, 2001, by The GCG Trust (the "Trust") on behalf of its Emerging Markets Portfolio and Developing World Portfolio.

       The Trust is a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having been organized on March 21, 1985, owning no interest in land in Massachusetts, and having an authorized unlimited number of shares of beneficial interest, $.001 par value. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of twenty-eight (28) separate operational portfolios.

       The Trust serves as an investment medium for variable annuity contracts and variable life insurance policies issued by Golden American Life Insurance Company ("Golden American") and First Golden Life Insurance Company of New York ("First Golden") (collectively, the "Companies"). Other than shares sold directly to Golden to seed the Emerging Markets Portfolio and the Developing World Portfolio, and certain other portfolios of the Trust, shares of the Trust currently are held only by separate accounts of Golden American and First Golden.

       The Emerging Markets Portfolio seeks long-term capital appreciation. The Emerging Markets Portfolio invests primarily in equity securities of companies in at least six different emerging market countries. The Portfolio's investment philosophy is to capitalize on emerging capital markets in developing nations and other nations in which economic and political factors are likely to produce above average growth rates.

       The Developing World Portfolio seeks capital appreciation. The Developing World Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six different emerging market countries with no more than 35% of its assets in any one country.

     Directed Services, Inc. ("DSI") is the manager of both the Emerging Markets Portfolio and the Developing World Portfolio. DSI is registered as an investment adviser under the Investment Advisers Act of 1940.

       The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Emerging Markets Portfolio, the Developing World Portfolio, and owners of variable life insurance and variable annuity contracts indirectly invested in each of these two Portfolios to combine the two Portfolios with the Developing World Portfolio becoming the surviving Portfolio in the manner set forth below.

       The Trust intends that the transactions contemplated herein qualify as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE I

                               The Effective Time

       The effective time of the Reorganization ("Effective Time") shall be at 4:05 p.m. Eastern Standard Time on April 27, 2001, or such other time as shall be specified by the Trust's Board of Trustees or the appropriate officers of the Trust pursuant to authority granted by the Board of Trustees.

       In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Emerging Markets Portfolio or the Developing World Portfolio is disrupted on the date of the Effective Time so that, in the judgment of the Trust's Board of Trustees (or appropriate Trust officers acting under the authority of the Board of Trustees), accurate appraisal of the net assets of either Portfolio is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                               The Reorganization

       At the Effective Time, the assets and liabilities of the Emerging Markets Portfolio will become the assets and liabilities of the Developing World Portfolio and the separate existence of the Emerging Markets Portfolio will cease. At the Effective Time, holders of the class of shares of the Trust's Emerging Markets representing interests in the Emerging Markets Portfolio ("Emerging Markets Portfolio shares") shall become holders of the class of shares of such shares representing interests in the Developing World Portfolio ("Developing World Portfolio shares"). In addition, the appropriate officers of the Trust shall amend the Trust's Agreement and Declaration of Trust to reflect the reclassification of Emerging Markets Portfolio shares as Developing World Portfolio shares and the elimination of the Emerging Markets Portfolio shares.

                                   ARTICLE II

                               Transfer of Assets

       Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of the Emerging Markets Portfolio will be transferred to the Developing World Portfolio in exchange for Developing World Portfolio shares and all of the liabilities of the Emerging Markets Portfolio will be assumed by the Developing World Portfolio.

                               Conversion of Stock

       At the Effective Time, the Emerging Markets Portfolio will exchange each outstanding Emerging Markets Portfolio shares for a number of Developing World Portfolio shares as set forth below. The number of full and fractional Developing World Portfolio shares to be issued to holders of Emerging Markets Portfolio shares will be determined on the basis of the relative net asset values of the Emerging Markets Portfolio and the Developing World Portfolio as of 4:00 p.m. on the day of the Effective Time. The number of Developing World Portfolio shares to be issued to each holder of Emerging Markets Portfolio shares shall be determined by multiplying the number of Emerging Markets Portfolio shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Developing World Portfolio shares and the numerator of which is the net asset value per share of Emerging Markets Portfolio shares. The net asset value of the Emerging Markets Portfolio and the net asset value of the Developing World Portfolio shall be determined in accordance with methods set forth in the Trust's current Form N-1A registration statement.

       Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Emerging Markets Portfolio shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Developing World Portfolio shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

                                   ARTICLE III

                              Dividend Declaration

       Prior to the Effective Time, the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees) will declare a dividend on Emerging Markets Portfolio shares representing substantially all of the Portfolio's accrued but undistributed net investment income through the Effective Time as well as any other dividend necessary to enable the Portfolio to avoid any liability for excise taxes.

                Other Conditions Precedent to the Reorganization

       The Board of Trustees of the Trust will call a meeting of the holders of the Emerging Markets Portfolio shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Emerging Markets Portfolio shares shall meet and approve the Plan of Reorganization by the affirmative vote of a majority of the shares entitled to vote at such meeting.

       Prior to any meeting of the holders of Emerging Markets Portfolio shares, the Trust shall distribute to such holders entitled to vote at such meeting (and to owners of variable annuity contracts and variable life insurance policies indirectly invested in the Emerging Markets Portfolio) a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

       Prior to the distribution of the Proxy Statement/Prospectus and other proxy materials referenced above, the Trust shall file a registration statement under the Securities Act of 1933 (the "1933 Act") with the Securities and Exchange Commission ("Commission") relating to the Developing World Portfolio shares to be issued in connection with the Reorganization. This registration statement will be filed on Form N-14, will become effective prior to the aforementioned issue of Developing World Portfolio shares and will comply in all material respects with the provisions of the 1933 Act and applicable rules and regulations promulgated thereunder, and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading.

       Prior to the Effective Time, the Trust will receive an opinion of tax counsel substantially to the effect that: (1) the acquisition, pursuant to the Plan of Reorganization, by the Developing World Portfolio of the assets of the Emerging Markets Portfolio in exchange for Developing World Portfolio shares will constitute a reorganization within the meaning Section 368(a)(1)(D) of the Code; (2) no gain or loss will be recognized by the Emerging Markets Portfolio upon the transfer of all of its assets to the Developing World Portfolio; (3) the tax basis of the assets of the Emerging Markets Portfolio in the hands of the Developing World Portfolio will be the same as the tax basis of such assets in the hands of the Emerging Markets Portfolio immediately prior to the transfer; (4) the holding period of the assets of the Emerging Markets Portfolio transferred to the Developing World Portfolio will include the period during which such assets were held by the Emerging Markets Portfolio; (5) no gain or loss will be recognized by the Developing World Portfolio upon its receipt of the assets of the Emerging Markets Portfolio in exchange for shares of the Developing World Portfolio; (6) no gain or loss will be recognized by the holders of Emerging Markets Portfolio shares upon their receipt of Developing World Portfolio shares in exchange for their Emerging Markets Portfolio shares;
(7) the basis of the Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will be the same as the basis of the Emerging Markets Portfolio shares exchanged therefor; (8) the holding period of Developing World Portfolio shares received by holders of Emerging Markets Portfolio shares will include the holding period of the Emerging Markets Portfolio shares exchanged therefor, provided that, at the time of the exchange, the Emerging Markets Portfolio shares were held as capital assets; and (9) no gain or loss will be recognized by owners of variable life insurance contracts or variable annuity contracts indirectly invested in the Emerging Markets Portfolio upon the transfer of all the assets and liabilities of the Emerging Markets Portfolio to the Developing World Portfolio, the receipt of Developing World Portfolio shares by the holders of Emerging Markets Portfolio shares, or the combination of the Emerging Markets subaccount and the Developing World subaccount of any Company separate account into a single subaccount of such separate account.

                                   ARTICLE IV

                                  Miscellaneous

       At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board of Trustees of the Trust (or appropriate Trust officers acting under the authority of the Board of Trustees) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of either the Emerging Markets Portfolio or the Developing World Portfolio or the holders of Emerging Markets Portfolio shares or Developing World Portfolio shares or the Trust or the holders of shares of the Trust's other portfolios. DSI will pay the expenses of carrying out the Reorganization, including the costs of soliciting voting instructions from owners of the Companies' variable annuity contracts or variable life insurance policies indirectly invested in the Emerging Markets Portfolio.

       The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

THE  GCG  TRUST
-------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2000
as Revised March 15, 2001






                                    INTERNATIONAL/GLOBAL
                                     Developing World Series
                                     Emerging Markets Series






-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------

    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."
                                                 PAGE

INTRODUCTION
   Investing through your Variable
      Contract                                       2
   Why Reading this Prospectus isImportant           2
   Types of Funds                                    2
   General Risk Factors                              3

PORTFOLIOS AT A GLANCE
   Developing World                                  4
   Emerging Markets                                  6

MORE INFORMATION
   A Word about Portfolio Diversity                  8
   Additional Information about the
      Portfolios                                     8
   Non-Principal Investments and
      Strategies                                     8
   Temporary Defensive Positions                     8
   Portfolio Turnover                                8
   Legal Counsel                                     8
   Independent Auditors                              8

FINANCIAL HIGHLIGHTS
   Developing World                                  9
   Emerging Markets                                 10

DESCRIPTION OF THE PORTFOLIOS
   Developing World                                 11
   Emerging Markets                                 14

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                      17
   Advisory Fee                                     17

SHARE PRICE                                         18

TAXES AND DISTRIBUTIONS                             19

TO OBTAIN MORE INFORMATION                        Back

THE GCG TRUST TRUSTEES                            Back


AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY.

-------------------------------------------------------------------------
                            INTRODUCTION
-------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  There          from investors.  A bond fund's
are additional portfolios of the        share price - and therefore the
GCG Trust described in other            value of your investment - can
prospectuses. Assets in the             rise or fall in value because
Separate Account are invested in        of changing interest rates or
shares of the portfolios based          other factors.
on your allocation instructions.
Not all portfolios described          BALANCED FUNDS.  A balanced fund
in this prospectus may be               holds a mix of stocks, bonds,
available under your Variable           and sometimes, cash
Contract.  You do not deal              investments.  A balanced fund
directly with the portfolios to         offers the convenience of
purchase or redeem shares.  The         investing in both stocks and
accompanying Separate Account           bonds through a single fund.
propsectus describes your rights
as a Variable Contract owner.          STOCK FUNDS.  Stocks - which
                                        represent shares of ownership
WHY READING THIS PROSPECTUS IS          in a company - generally offer
IMPORTANT                               the greatest potential for long
This prospectus explains the            term growth of principal.  Many
investment objective, risks and         stocks also provide regular
strategy of each of the portfolios      dividends, which are generated
of the GCG Trust.  Reading the          by corporate profits.  While
prospectus will help you to decide      stocks have historically
whether a portfolio is the right        provided the highest long-term
investment for you.  We suggest         returns, they have also
that you keep this prospectus and       exhibited the greatest short-
the prospectus for the Separate         term price fluctuations - so a
Account for future reference.           stock fund has a higher risk of
                                        losing value over the short
TYPES OF FUNDS                          term.
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

-------------------------------------------------------------------------
                        INTRODUCTION (CONTINUED)
-------------------------------------------------------------------------

GENERAL RISK FACTORS
Investing in the portfolios, as with an investment in any security, involves risk factors and special considerations.
A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio will rise and fall.

It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

OVERALL RISK:
   o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

RISK RELATED TO STOCK INVESTING:

   o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Because of these and other risks that may be particular to a portfolio, your investment could lose or not make any money.

-------------------------------------------------------------------------
                             PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


DEVELOPING  WORLD  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests
INVESTMENT  primarily in emerging market companies. The
STRATEGY    Portfolio normally invests in at least six
            "emerging market countries" with no
            more than 35% of its assets in any one
            country. Emerging market countries are those that are indentified as such in the Morgan
            Stanley Capital International Emerging Markets
            Free Index, or the International Finance
            Corporation Emerging Market Index, or by the
            Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. A list of such countries is set forth under "Description of the Portfolios --
            Developing World Portfolio."

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging market performance, the Portfolio Manager has defined a disci-plined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings suprise at the company level that is focused upon. It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

                                                                  DEVELOPING
                                                                    WORLD
                                                                      D  E
                                                                      W  M
<<<------------------------------------------------------------------------>>>
<<                                                                   xXx   >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Developing World Portfolio":

             o  EMERGING MARKET RISK

             o  MANAGEMENT TECHNIQUE RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  GEOGRAPHIC CONCENTRATION RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                    DEVELOPING WORLD -- ANNUAL TOTAL RETURN

Year        1999     2000
            61.66%   -33.79%


   |--------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |--------------------------------------------------|  |--------------------|
   |                            1 YEAR      2/18/98   |  | Quarter Ended      |
   |                             (INCEPTION)          |  | 12/31/99...  31.50%|
   |  Portfolio's Average                             |  |                    |
   |    Annual Total Return     (33.79)%     (7.93%)  |  |--------------------|
   |  Morgan Stanley Capital                          |  |    WORST QUARTER   |
   |    International Emerging                        |  |--------------------|
   |    Markets Free Index      (30.61)%     (5.69)%  |  | Quarter Ended      |
   |                                                  |  |  6/30/98...(20.81)%|
   |--------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


EMERGING  MARKETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    different emerging market countries.  The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors may produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free
            Index or the International Finance Corporation
            Emerging Market Index, or by the Portfolio
            Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager defined a disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework.
            It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  MARKET AND COMPANY
                                           RISK


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

                                                                      EMERGING
                                                                      MARKETS

                                                                      D  E
                                                                      W  M
<<<------------------------------------------------------------------------>>>
<<                                                                      xXx>>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Emerging Markets Portfolio":

             o  EMERGING MARKET RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year, 5 years and since its
            inception date as compared to the applicable
            market index.  The average annual total
            return includes reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since March 16, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      EMERGING MARKETS -- ANNUAL TOTAL RETURN

Year     1994    1995    1996    1997    1998    1999     2000
       -15.18% -10.11%   7.28%  -9.37%  -24.09%  85.30%   -33.88%

   |-------------------------------------------------|  |--------------------|
   |             AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                        1 YEAR   5 YEAR   10/4/93|  | Quarter Ended      |
   |                                (INCEPTION)      |  | 12/31/99... 41.30% |
   | Portfolio's Average                             |  |                    |
   |   Annual Total Return  (33.88)% (1.99)%  (2.10)%|  |--------------------|
   | Morgan Stanley Capital                          |  |    WORST QUARTER   |
   |   International Emerging                        |  |--------------------|
   |   Markets Free Index   (30.61)% (4.17)%  (0.83)%|  | Quarter Ended      |
   |                                                 |  |  9/30/98..(23.43)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                             MORE INFORMATION
-------------------------------------------------------------------------


A WORD      Each portfolio in this prospectus, unless
ABOUT       specifically noted, in the portfolio's
PORTFOLIO   investment objective, is diversified, as
DIVERSITY   defined in the Investment Company Act of 1940.
            A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL  A Statement of Additional Information is made
INFORMATION a part of this prospectus.  It identifies and
ABOUT THE   discusses non-principal investment strategies
PORTFOLIOS  and associated risks of each portfolio, as well
            as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest.
            You may obtain a copy without charge by
            calling our Customer Service Center at
            1-800-344-6864, or downloading it from the Securities and Exchange Commission's website
            (http://www.sec.gov).

NON-PRINCIPAL This prospectus does not describe various
INVESTMENTS   types of securities, strategies and practices
AND           which are available to, but are not the
STRATEGIES    principal focus of, a particular portfolio.
              Such non-principal investments and strategies are discussed in the Statement of Additional
              Information.

TEMPORARY   This prospectus does not describe temporary
DEFENSIVE   defensive positions.  A portfolio may depart
POSOTIONS   from its principal investment strategies by
            temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional
            Information.

PORTFOLIO   Before investing in a portfolio, you should
TURNOVER    review its portfolio turnover rate for an
            indication of the potential effect of
            transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.
            The portfolio turnover rates for each
            portfolio are presented in the Financial
            Highlights.

LEGAL       Sutherland Asbill & Brennan LLP, located at
COUNSEL     1275 Pennsylvania Avenue, N.W., Washington,
            D.C. 20004.

INDEPENDENT
AUDITORS    Ernst & Young LLP, located at Two Commerce Square,
            Suite 4000, 2001 Market Street, Philadelphia,
            Pennsylvania  19103.

-------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.


 DEVELOPING WORLD PORTFOLIO**
----------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR         YEAR        PERIOD
                                                                                           ENDED        ENDED        ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                                                         12/31/00     12/31/99#   12/31/98*#
----------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Period                                                   $   11.56    $    7.37     $  10.00
                                                                                        ------------------------------------
 INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
 Net Investment Income                                                                      (0.05)        0.08         0.04
 Net Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currencies                                                                  (3.86)        4.44        (2.67)
                                                                                        ------------------------------------
 Total from Investment Operations                                                           (3.91)        4.52        (2.63)
                                                                                        ------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                                          --        (0.10)          --
 Distributions in Excess of Net Investment Income                                              --        (0.03)          --
 Distributions from Capital Gains                                                           (0.06)       (0.20)          --
                                                                                        ------------------------------------
 Total Distributions                                                                        (0.06)       (0.33)          --
                                                                                        ------------------------------------
 Net Asset Value, End of Period                                                         $    7.59    $   11.56     $   7.37
============================================================================================================================
 Total Return                                                                              (33.79)%      61.66%      (26.27)%++
============================================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (in 000's)                                                   $  60,541    $  62,616     $  8,797
 Ratio of Operating Expenses to Average Net Assets                                           1.75%        1.75%        1.83%+
 Ratio of Net Investment Income to Average Net Assets                                      (0.39)%        0.85%        0.69%+
 Portfolio Turnover Rate                                                                      130%         135%          67%
----------------------------------------------------------------------------------------------------------------------------

     * The Developing World Series commenced operations on February 18, 1998. ** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
     +   Annualized
     ++  Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------


 EMERGING MARKETS PORTFOLIO*
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR          YEAR         YEAR         YEAR         YEAR
                                                                ENDED         ENDED        ENDED        ENDED        ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                              12/31/00      12/31/99#    12/31/98     12/31/97     12/31/96
----------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Year                           $   12.25    $    6.68    $    8.80    $    9.72     $   9.06
                                                              --------------------------------------------------------------
 INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
 Net Investment Income                                            (0.09)        0.07         0.06        (0.01)        0.04
 Net Realized and Unrealized Gain/(Loss) on Investments
    and Foreign Currencies                                        (4.06)        5.62        (2.18)       (0.90)        0.62
                                                              --------------------------------------------------------------
 Total from Investment Operations                                 (4.15)        5.69        (2.12)       (0.91)        0.66
                                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                --        (0.08)          --        (0.01)          --
 Distributions in Excess of Net Investment Income                    --        (0.01)          --           --           --
 Return of Capital                                                   --        (0.03)          --           --           --
                                                              --------------------------------------------------------------
 Total Distributions                                                 --        (0.12)          --        (0.01)          --
                                                              --------------------------------------------------------------
 Net Asset Value, End of Year                                 $    8.10    $   12.25    $    6.68    $    8.80     $   9.72
============================================================================================================================
 Total Return                                                    (33.88)%      85.30%      (24.09)%      (9.37)%       7.28%
============================================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net Assets, End of Year (in 000's)                           $  24,553    $  44,949    $  26,028    $  39,436     $ 51,510
 Ratio of Operating Expenses to Average Net Assets                 1.75%        1.75%        1.83%        1.80%        1.55%
 Ratio of Net Investment Income(Loss) to Average Net Assets      (0.57)%        0.82%        0.83%       (0.09)%       0.38%
 Portfolio Turnover Rate                                            174%         183%          108%        170%         136%
----------------------------------------------------------------------------------------------------------------------------

     * Since March 16, 2000, Baring International Investment Limited has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------


DEVELOPING  WORLD  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests primarily
INVESTMENT  in the equity securities of emerging market
STRATEGY    companies.  The Portfolio normally invests in at
            least six "emerging market countries"
            with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging
            Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

                LATIN AMERICA  ASIA           EUROPE           MIDDLE EAST
                Argentina      Bangladesh     Czech Republic   Israel
                Brazil         China*          Greece           Jordan
                Chile          India          Hungary
                Colombia       Indonesia      Poland           AFRICA
                Costa Rica     Korea          Russia           Egypt
                Jamaica        Malaysia       Turkey           Ghana
                Mexico         Pakistan       Croatia          Ivory Coast
                Peru           Philippines    Estonia          Kenya
                Trinidad and   Sri Lanka                       Morocco
                  Tobago
                Uruguay        Taiwan                          Nigeria
                Venezuela      Thailand                        South Africa
                               Vietnam                         Tunisia
                               Hong Kong                       Zimbabwe

            * Includes Chinese companies that are quoted on the
              Hong Kong Stock Exchange.

            The Portfolio Manager, when defining "emerging markets", recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging
             market performance, the Portfolio Manager has defined a
            disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regard to growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


            company level that is our focus. It is the structured fundamental research that drives both the country and company selection decision making.

            Equity securities in which the Portfolio invests are primarily common stock but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities, rated below investment-grade.

PRINCIPAL   Any investment involves the possibility that you
RISKS       will lose money or not make money.  An investment
            in the Portfolio is subject to the following principal risks described under "Introduction --
            General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------
                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S.
                dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.


MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2000, Baring Asset Management managed approximately $46.2 billion of assets.

            The Developing World Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Kate Mundy      Investment Manager

                            Ms. Mundy has been an investment
                            professional with Baring International
                            and its ING affiliates since 1993
                            and has 15 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Emerging Markets Portfolio and the
            Global Fixed Income Portfolio.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


EMERGING  MARKETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    diferent emerging market countries. The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors are likely to produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            Equity securities that the Portfolio may invest in include common stock and other securities with equity characteristics (such as preferred stock, rights and warrants, convertible securities and shares of investment companies).

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager has defined an investment framework consisting of five critical drivers -
            Growth, Liquidity, Currency, Management and Valuation.
            Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level that is the Portfolio Manager's focus. It is the structured fundamental research that drives both the country and company selection decision making.

            If the Portfolio is not fully invested in emerging market equity securities, the Portfolio
            Manager may invest the remainder of the
            Portfolio's assets (but not more than 35%) in:

             o equity securities of issuers in developed economies


             o  debt securities issued or guaranteed by
                corporate or governmental issuers in an
                emerging market country, including Brady
                Bonds, or an industrialized country,
                including the United States

             o bank deposits or bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------

             o  mortgage-backed securities of banks in
                emerging market or industrialized countries, including the United States

             o  instruments issued by international
                development agencies

             o  high-quality money market instruments,
                including commercial paper and other short-term corporate debt obligations of issuers in industrialized and emerging market countries

             o  debt securities that are rated below
                investment-grade or, if not rated, of
                equivalent quality up to 10% of assets

             o borrowings up to 10% of assets (which the Portfolio Manager may increase to 25% for temporary purposes)

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 15, 2000.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The Emerging Markets Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Kate Mundy      Investment Manager

                            Ms. Mundy has been an investment
                            professional with Baring International
                            and its ING affiliates since 1993
                            and has 15 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Developing World Portfolio and the
            Global Fixed Income Portfolio.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------

THE         Directed Services, Inc. ("DSI") is the overall
ADVISER     adviser to the GCG Trust.  DSI is a New York
            corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life
            Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania
            19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.


ADVISORY    The GCG Trust pays DSI an advisory fee, payable
FEE         monthly, based on the average daily net assets of
            a portfolio (or the combined net assets of portfolios).

            ADVISORY FEE PAID IN 2000.  The
            Trust paid DSI in 2000 an advisory fee at the following annual rates (based on the average daily net assets of the portfolio):

            |-------------------------------------------------------------|
            |                                   FEE PAID TO ADVISER       |
            |                                        DURING 2000          |
            |                                (as a percentage of average  |
            |   PORTFOLIO                            net assets)          |
            |-------------------------------------------------------------|
            |   Developing World                        1.75%             |
            |   Emerging Markets                        1.75%             |
            |-------------------------------------------------------------|

            Out of the advisory fee, DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

-------------------------------------------------------------------------
                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock
            Exchange ("NYSE") is open for business
            ("a business day").

            A portfolio's share price ("net asset value", or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day.
            Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

            The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation.
            The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business.
            Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

-------------------------------------------------------------------------
                        SHARE PRICE (CONTINUED)
-------------------------------------------------------------------------


            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value.
            Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.


-------------------------------------------------------------------------
                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

            Each portfolio of the GCG Trust has qualified and expect to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to Federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.


TO OBTAIN                                              THE GCG TRUST
MORE INFORMATION                                       TRUSTEES

A Statement of Additional Information, dated           Barnett Chernow, Chairman and Trustee
May 1, 2000, has been filed with the Securities
and Exchange Commission, and is made a part of         John R. Barmeyer, Trustee
this prospectus by reference.
                                                       J. Michael Earley, Trustee
Additional information about the GCG Trust's
investments is available in the GCG Trust's annual     R. Barbara Gitenstein, Trustee
and semi-annual reports to shareholders.  In the
annual report, you will find a discussion of the       Robert A. Grayson, Trustee
market conditions and investment strategies that
significantly affected the GCG Trust's performance     Elizabeth J. Newell, Trustee
during its last fiscal year.
                                                       Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to         Roger B. Vincent, Trustee
make inquiries about the portfolios, please write
to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission's ("SEC") Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following Email address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102


                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
               Golden American Life Insurance Company is a stock
                        company domiciled in Delaware

SEC File No. 333-55500

                                     PART B

                                  THE GCG TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 16, 2001

       This Statement of Additional Information is available to the shareholders of the Emerging Markets Portfolio of The GCG Trust in connection with the proposed reorganization to combine the Emerging Markets Portfolio and the Developing World Portfolio of The GCG Trust, with the Developing World Portfolio becoming the surviving Portfolio.

       This Statement of Additional Information consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

          1. The Statement of Additional Information of The GCG Trust dated May 1, 2000, as filed on February 29, 2000;

          2. The Financial Statements of the Emerging Markets Portfolio and Developing World Portfolio of The GCG Trust are included in the Annual Report of The GCG Trust dated December 31, 2000, as filed on March 2, 2001.

       This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March 16, 2001 relating to the Proposed Reorganization of the Emerging Markets Portfolio of The GCG Trust may be obtained, without charge, by writing to The GCG Trust at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 or calling (800) 366-0066. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement dated March 16, 2001.

                         PRO FORMA FINANCIAL STATEMENTS

       Shown below are financial statements for the Emerging Markets Portfolio and the Developing World Portfolio and pro forma financial statements for the combined Portfolio. The financial statements include Statement of Investments for each Portfolio and pro forma figures for the combined Portfolio, Statement of Assets and Liabilities for each Portfolio and pro forma figures for the combined Portfolio, Statement of Operations for each Portfolio and pro forma figures for the combined Portfolio, and Notes to the Pro Forma Combining Financial Statements.

                 THE GCG TRUST
PRO FORMA COMBINING FINANCIAL STATEMENTS
STATEMENT OF INVESTMENTS  - DECEMBER 31, 2000

                                                        DEVELOPING                     EMERGING
                                                       WORLD SERIES                 MARKETS SERIES            COMBINED TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
STOCKS                                             Shares       Value            Shares        Value        Shares         Value
BRAZIL
Aracruz Celulose S.A., ADR                           17,700      $264,394            7,210      107,699         24,910      372,093
Banco Itau S.A.                                  10,327,800       979,822        4,168,800      395,504     14,496,600    1,375,326
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar, ADR                          18,800       686,200            7,458      272,217         26,258      958,417
Companhia de Bebidas das Americas, ADR               35,270       908,202           14,225      366,294         49,495    1,274,496
Companhia Paranaese de Energia-Copel, ADR            27,200       229,500           10,700       90,281         37,900      319,781
Companhia Siderurgica Nacional                    3,878,800       123,525        4,408,800      140,404      8,287,600      263,929
Companhia Siderurgica Nacional, ADR                   7,000       225,750                            --          7,000      225,750
Companhia Vale do Rio Doce, ADR                      21,300       524,512            8,664      213,351         29,964      737,863
Embratel Participacoes S.A, ADR                      44,100       691,819           17,900      280,806         62,000      972,625
Petroleo Brasileiro S.A.                                               --            3,823       95,085          3,823       95,085
Petroleo Brasileiro S.A., ADR                        68,000     1,717,000           23,600      595,900         91,600    2,312,900
Tele Centro Oeste Celular Participacoes, ADR         31,200       302,250           12,700      123,031         43,900      425,281
Tele Norte Leste Participacoes S.A., ADR             43,300       987,781           17,451      398,101         60,751    1,385,882
Telemig Celular Participacoes S.A., ADR               6,000       357,000            2,400      142,800          8,400      499,800
                                                              -----------                    ----------                 -----------
                                                                7,997,755                     3,221,473                  11,219,228
                                                              -----------                    ----------                 ----------
CHILE

Companhia de Telecomunicaciones

   de Chile S.A, ADR                                 16,300       214,956            6,000       79,125         22,300      294,081
Distribucion y Servicio D&S S.A., ADR                16,400       285,975            6,000      104,625         22,400      390,600
Embotelladora Andina S.A., Class A, ADR              17,200       206,400            6,300       75,600         23,500      282,000
Empresa Nacional de Electicidad S.A., ADR            22,700       246,862            8,300       90,263         31,000      337,125
Vina Concha Y Toro S.A., ADR                          6,000       234,000            2,200       85,800          8,200      319,800
                                                              -----------                    ----------                 -----------
                                                                1,188,193                       435,413                   1,623,606
                                                              -----------                    ----------                 -----------
CHINA
Yanzhou Coal Mining Co. Ltd., Class H               562,000       154,912                            --        562,000      154,912
                                                              -----------                    ----------                 -----------

GREECE
Alpha Bank A.E.                                      29,400       998,295           12,200      414,258         41,600    1,412,553
Hellenic Telecommunications Org. S.A.                49,100       724,907           20,324      300,061         69,424    1,024,968
                                                              -----------                    ----------                 -----------
                                                                1,723,202                       714,319                   2,437,521
                                                              -----------                    ----------                 -----------
HONG KONG
Brilliance China Automotive Holdings, Ltd.        1,050,000       286,061          430,000      117,149      1,480,000      403,210
China Mobile (Hong Kong) Ltd.                       449,500     2,454,990          196,500    1,073,205        646,000    3,528,195
Citic Pacific Ltd.                                  146,000       517,557           61,000      216,240        207,000      733,797
Huaneng Power International, Inc., Class H        1,112,000       538,186          332,000      160,681      1,444,000      698,867
Legend Holdings Ltd.                                918,000       576,699          358,000      224,900      1,276,000      801,599
PetroChina Company Ltd.                           3,664,000       610,674        1,438,000      239,669      5,102,000      850,343
                                                              -----------                    ----------                 -----------
                                                                4,984,167                     2,031,844                   7,016,011
                                                              -----------                    ----------                 -----------
HUNGARY
Gedeon Richter Ltd., GDR                              3,800       224,361            1,600       94,468          5,400      318,829
Magyar Tavkozlesi Rt., ADR                           35,700       729,619           14,500      296,344         50,200    1,025,963
Mol Magyar Olaj-es Gazipari Rt., GDR                 11,500       191,762            3,300       55,028         14,800      246,790
OTP Bank Rt., GDR                                     4,800       267,600            1,900      105,925          6,700      373,525
                                                              -----------                    ----------                 -----------
                                                                1,413,342                       551,765                   1,965,107
                                                              -----------                    ----------                 -----------
INDIA
Dr. Reddy's Laboratories Ltd., GDR                   14,300       389,879            5,400      147,227         19,700      537,106
Hindalco Industries Ltd., GDR                         7,800       126,356            3,500       55,315         10,300      181,671
I.T.C. Ltd., GDR                                     30,300       590,850           11,700      228,150         42,000      819,000
Infosys Technologies Ltd., ADR                        1,900       175,275              700       64,575          2,600      239,850
Mahanagar Telephone Nigam Ltd., GDR                  12,120        93,003            6,900       52,947         19,020      145,950
Ranbaxy Laboratories Ltd., GDR                        5,200        85,150            2,600       42,575          7,800      127,725
Reliance Industries Ltd., GDR                        22,050       320,263            8,100      129,600         30,150      449,863
SSI Ltd., GDR                                        82,500       241,312           26,100       76,343        108,600      317,655
Wipro Ltd., ADR                                       4,100       205,512            1,500       75,188          5,600      280,700
The India Fund, Inc.                                252,900     3,066,412          103,200    1,251,000        356,100    4,313,712
                                                              -----------                    ----------                 -----------
                                                                5,294,012                     2,123,220                   7,417,232
                                                              -----------                    ----------                 -----------


                                                        DEVELOPING                     EMERGING
                                                       WORLD SERIES                 MARKETS SERIES            COMBINED TOTAL
STOCKS                                             Shares       Value            Shares        Value        Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
INDONISIA
PT Gudang Garam Tbk                                 202,000       271,421           99,000      133,023        301,000      404,444
PT Ramayana Lestari Sentosa Tbk                     591,500       320,969          195,000      105,814        786,500      426,782
PT Telekomunikasi Indonesia                         454,000        96,196          164,000       34,749        618,000      130,946
                                                              -----------                    ----------                 -----------
                                                                  688,586                       273,586                     962,172
                                                              -----------                    ----------                 -----------
ISRAEL
Bank Hapoalim Ltd.                                   99,900       289,804           40,300      116,908        140,200      406,712
Bank Leumi Le-Israel                                125,000       289,662           49,200      114,011        174,200      403,673
Bezeq Israeli Telecommunication Corp. Ltd.           89,800       481,923           39,000      209,298        128,800      691,221
Check Point Software Technologies Ltd.               14,500     1,936,656            5,700      761,306         20,200    2,697,962
ECI Telecom Ltd.                                      6,850        95,793            2,900       40,555          9,750      136,348
Gilat Satellite Networks Ltd.                         2,000        51,000              828       21,114          2,828       72,114
IDB Holding Corporation Ltd.                          4,800       169,279            1,900       67,006          6,700      236,285
Orbotech Ltd.                                        12,075       450,548            4,812      179,548         16,887      630,096
Teva Pharmacetical Industries Ltd., ADR               9,700       710,525            3,800      278,350         13,500      988,875
                                                              -----------                    ----------                 -----------
                                                                4,475,190                     1,788,096                   6,263,286
                                                              -----------                    ----------                 -----------
KOREA
Kookmin Bank                                         68,720       809,429           31,660      372,912        100,380    1,182,341
Kookmin Bank , GDR                                    9,091       113,865                                        9,091      113,865
Korea Electric Power Corp.                           32,310       602,779           13,560      252,977         45,870      855,756
Korea Telecom Corp,, ADR                             12,389       384,059            5,084      157,604         17,473      541,663
Kumkang Korea Chemical Company Ltd.                   8,980       308,798            2,530       87,000         11,510      395,798
Pohang Iron & Steel Company Ltd.                      1,800       108,854              870       52,613          2,670      161,467
Pohang Iron & Steel Company Ltd., ADR                34,500       536,906           14,080      219,120         48,580      756,026
Samsung Electronics                                   6,310       788,126            6,354      793,622         23,050    1,987,386
Samsung Electronics, GDR                             16,696     1,193,764                            --          6,310      788,126
SK Telecom Company Ltd.                               4,360       872,000            2,110      422,000          6,470    1,294,000
SK Telecom Company Ltd., ADR                          5,870       138,312                                         5,870     138,312
                                                              -----------                    ----------                 -----------
                                                                5,856,892                     2,357,848                   8,214,740
                                                              -----------                    ----------                 -----------
MALAYSIA
British American Tobacco (Malaysia) Berhad           50,800       467,890           21,000      193,419         71,800      661,309
Malayan Banking Berhad                              166,600       591,862           71,000      252,234        237,600      844,096
Tanjong Plc                                         309,000       581,402          116,000      218,261        425,000      799,663
Tenaga Nasional Nerhad                              201,000       613,572           86,000      262,524        287,000      876,096
                                                               -----------                    ----------                -----------
                                                                2,254,726                       926,438                   3,181,164
                                                              -----------                    ----------                 -----------
MEXICO
Coca-Cola Femsa S.A., ADR                            15,400       344,575            6,184      138,367         21,584      482,943
Fomento Economico Mexicano S.A. de C.V., ADR         14,100       421,238           54,481      162,448         68,581      583,685
Grupo Carso S.A. de C.V., Series A1                  72,600       178,695           29,500       72,610        102,100      251,305
Grupo Financiero Banamex Accival
   S.A. de C.V., Series O                           789,800     1,292,151          315,284      515,820      1,105,084    1,807,971
Grupo Modelo S.A. de C.V., Series C                 201,300       515,374           80,400      205,842        281,700      721,216
Grupo Televisa S.A, GDR                              19,700       885,269            7,811      351,007         27,511    1,236,276
Panamerican Beverages Inc., Class A                  17,800       252,538            7,200      102,150         25,000      354,688
Telefonos de Mexico S.A, Class L, ADR                48,680     2,196,685           19,449      877,636         68,129    3,074,321
Wal-Mart de Mexico S.A., de C.V.                    465,900       927,095          186,000      370,122        651,900    1,297,217
                                                              -----------                    ----------                 -----------
                                                                7,013,620                     2,796,002                   9,809,622
                                                              -----------                    ----------                 -----------
POLAND
Bank Polska Kasa Opieki S.A., GDR                    20,200       310,070            8,400      128,940         28,600      439,010
Polski Koncern Naftowy Orelen S.A., GDR              22,100       245,310           11,058      122,744         33,158      368,054
Telekomunikacja Polska S.A., ADR                     58,700       392,040           22,375      149,436         81,075      541,476
                                                              -----------                    ----------                 -----------
                                                                  947,420                       401,120                   1,348,540
                                                              -----------                    ----------                 -----------
RUSSIA

AO Tatneft, ADR                                      24,000       169,500           10,100       71,331         34,100      240,831
Mobile Telesystems, ADR                               7,800       187,200            3,000       72,000         10,800      259,200
OAO Lukoil Holding, ADR                              26,650       986,050           10,400      384,800         37,050    1,370,850
RAO Unified Energy System, ADR                       56,300       461,660           22,000      180,400         78,300      642,060
Surgutneftegaz, ADR                                  77,500       806,000           30,375      315,900        107,875    1,121,900
                                                              -----------                    ----------                 -----------
                                                                2,610,410                     1,024,431                   3,634,841
                                                              -----------                    ----------                 -----------


                                                       WORLD SERIES                 MARKETS SERIES            COMBINED TOTAL
STOCKS                                             Shares       Value            Shares        Value        Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA
African Bank Investments Ltd.                       243,900       172,373          100,882       71,297        344,782      243,670
Anglo American Platinum Corporation Ltd.             24,300     1,133,783            9,200      429,250         33,500    1,563,033
De Beers-Centenary Linked Unit                       20,400       538,968            7,700      203,434         28,100      742,402
FirstRand Ltd.                                      412,900       458,171          168,900      187,418        581,800      645,589
Impala Platinum Holdings Ltd.                        11,700       596,281            4,401      224,293         16,101      820,574
Investec Group Ltd.                                   7,600       252,998            3,200      106,525         10,800      359,523
Johnnic Holdings Ltd.                                38,300       421,451           15,639      172,091         53,939      593,542
Liberty Group Ltd.                                   29,900       266,611           12,400      110,568         42,300      377,179
Nedcor Ltd.                                          20,100       454,041            7,600      171,677         27,700      625,718
Sappi Ltd.                                           32,400       231,550           13,363       95,500         45,763      327,050
Sasol Ltd.                                           77,300       499,845           29,302      189,475        106,602      689,320
                                                              -----------                    ----------                 -----------
                                                                5,026,072                     1,961,528                   6,987,600
                                                              -----------                    ----------                 -----------
TAIWAN
Advanced Semiconductor Engineering,
   Inc., Series E, ADR                                                              13,866       42,465         13,866       42,465
Asustek Computer, Inc., GDR                         202,786       623,567           82,076      252,384        284,862      875,951
China Steel Corporation, ADR                        136,272     1,639,449           43,043      517,835        179,315    2,157,284
Hon Hai Precision Industry Co., Ltd. ADR            115,218     1,356,692           45,751      538,718        160,969    1,895,410
SynnexTechnology International Corp., GDR            77,964       455,310           36,180      211,291        114,144      666,601
Taiwan Semiconductor Manufacturing Co., Ltd., ADR   148,137     2,555,363           57,030      983,768        205,167    3,539,131
United Microelectronics Corp, ADR                    69,700       575,025           32,400      267,300        102,100      842,325
Winbond Electronics Corp., GDR                       71,348       683,671           35,211      337,399        106,559    1,021,070
                                                              -----------                    ----------                 -----------
                                                                7,889,077                     3,151,160                  11,040,237
                                                              -----------                    ----------                 -----------
THAILAND
Advanced Info Service Public Co, Ltd.                40,000       387,275           15,500      150,069         55,500      537,344
BEC World Public Co., Ltd.                           87,000       441,217           33,700      170,908        120,700      612,125
                                                              -----------                    ----------                 -----------
                                                                  828,492                       320,977                   1,149,469
                                                              -----------                    ----------                 -----------
TURKEY
Dogan Yayin Holdings A.S.                        16,109,890       111,757        6,171,200       42,811     22,281,090      154,568
Hurriyet Gazetecilik ve Matbaacilik A.S.           21,602,770     130,525        9,198,750       55,579     30,801,520      186,104
Turkiye Is Bankasi, Class C                        13,363,400     219,301        5,686,000       93,310     19,049,400      312,611
Yapi ve Kredi Bankasi, A.S.                       23,010,592      118,434        9,792,035       50,399     32,802,627      168,833
                                                              -----------                    ----------                 -----------
                                                                  580,017                       242,099                     822,116
                                                              -----------                    ----------                 -----------
UNITED KINGDOM
Dimension Data Holdings Plc                          64,450       437,612           24,407      165,722         88,857      603,334
                                                              -----------                    ----------                 -----------

VENEZUELA
Compania Anonima Nacional
   Telefonos de Venezuela, ADR                       31,700       600,319           12,800      242,400         44,500      842,719
                                                              -----------                    ----------                 -----------

TOTAL INVESTMENTS                                              61,964,016                    24,729,441                  86,693,457
OTHER ASSETS AND LIABILITIES
                                                              -----------                    ----------                 -----------
                                                              (1,422,956)                      (176,530)                 (1,599,486)
                                                              -----------                    ----------                 -----------
NET ASSETS                                                    $60,541,060                   $24,552,911                 $85,093,971
                                                              ===========                   ===========                 ===========


FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CHANGES IN
NET ASSETS OF EACH FUND IMMEDIATELY BEFORE ACQUISITION

STATEMENT OF ASSETS AND LIABILITIES

                                                                                             THE GCG TRUST
                                                                               FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                             DEVELOPING                         EMERGING
                                                                                WORLD                            MARKETS
                                                                               SERIES                            SERIES
                                                                       ------------------------          ------------------------
ASSETS:
  Investments:
     At identified cost............................................                $75,928,796                       $31,130,206
                                                                       ========================          ========================
     At value (a)..................................................                $61,964,016                       $24,729,441
  Cash, including foreign currency, at value.......................                  3,005,622                         1,742,377
  Receivables:
     Shares of beneficial interest sold............................                        209                                 -
     Investment securities sold....................................                    212,670                            36,951
     Dividends and/or interest.....................................                    171,141                            89,748
                                                                       ------------------------          ------------------------
         Total Assets..............................................                 65,353,658                        26,598,517
                                                                       ------------------------          ------------------------

LIABILITIES:
  Payables:

     Shares of beneficial interest redeemed........................                  2,590,062                         1,672,906
     Investment securities purchased...............................                  2,222,536                           372,700
                                                                       ------------------------          ------------------------
         Total Liabilities.........................................                  4,812,598                         2,045,606
                                                                       ------------------------          ------------------------

NET ASSETS.........................................................                $60,541,060                       $24,552,911
                                                                       ========================          ========================

NET ASSETS CONSIST OF:

  Paid-in Capital..................................................                $77,219,518                       $39,748,715
  Undistributed net investment income/(loss).......................                    (7,255)                          (25,460)
  Accumulated net realized gain/(loss) on securities,
     written options, long options, futures contracts,
     forward foreign currency exchange contracts
     and foreign currency contracts................................                 (2,704,101)                       (8,766,717)
  Net unrealized appreciation/(depreciation) on
     securities, written options, long options, futures contracts, forward foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies.................            (13,967,102)                       (6,403,627)
                                                                       ------------------------          ------------------------
          Total Net Assets..........................................                $60,541,060                       $24,552,911
                                                                       ========================          ========================

Shares of beneficial interest outstanding..........................                  7,979,716                         3,029,840
                                                                       ========================          ========================
NET ASSET VALUE, offering price and redemption
     price per share of beneficial interest outstanding............                      $7.59                             $8.10
                                                                       ========================          ========================

FINANCIAL STATEMENTS OF THE COMBINED ENTITY IMMEDIATELY AFTER ACQUISITION STATEMENT OF ASSETS AND LIABILITIES

(Combined for Emerging Markets Series and Developing World Series)

                                                                                       THE GCG TRUST
                                                                         FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   DEVELOPING
                                                                                                     WORLD
                                                                                                     SERIES
                                                                                           ---------------------------
ASSETS:
  Investments (Notes 1,3 and 4)
     At identified cost.................................................................                 $107,059,002
                                                                                           ===========================
                                                                                           ===========================
     At value (a).......................................................................                  $86,693,457
  Cash, including foreign currency, at value............................................                   $4,747,999
  Recievables:
     Shares of beneficial interest sold.................................................                          209
     Investment securities sold.........................................................                      249,621
     Dividends and/or interest..........................................................                      260,889
                                                                                           ---------------------------
         Total Assets...................................................................                  $91,952,175
                                                                                           ---------------------------

LIABILITIES:
  Payables:

     Shares of beneficial interest redeemed.............................................                    4,262,968
     Investment securities purchased.....................................................                   2,595,236
                                                                                           ---------------------------
         Total Liabilities..............................................................                    6,858,204
                                                                                           ---------------------------

NET ASSETS..............................................................................                  $85,093,971
                                                                                           ===========================

NET ASSETS CONSIST OF:

  Paid-in Capital.......................................................................                 $116,968,233
  Undistributed net investment income/(loss)............................................                     (32,715)
  Accumulated net realized gain/(loss) on securities,
     written options, long options, futures contracts,
     forward foreign currency exchange contracts
     and foreign currency contracts.....................................................                 (11,470,818)
  Net unrealized appreciation/(depreciation) on
     securities, written options, long options, futures contracts, forward foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies......................................                 (20,370,729)
                                                                                           ---------------------------
         Total Net Assets...............................................................                  $85,093,971
                                                                                           ===========================

Shares of beneficial interest outstanding...............................................                   11,214,619
                                                                                           ===========================
NET ASSET VALUE, offering price and redemption
     price per share of beneficial interest outstanding.................................                        $7.59
                                                                                           ===========================

FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CHANGES IN
NET ASSETS OF EACH FUND IMMEDIATELY BEFORE ACQUISITION

STATEMENT OF OPERATIONS

                                                                                              THE GCG TRUST
                                                                               FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                               DEVELOPING                          EMERGING
                                                                                 WORLD                             MARKETS
                                                                                 SERIES                             SERIES
                                                                        -------------------------          -------------------------
INVESTMENT INCOME:
  Dividends........................................................                     $977,468                           $481,267
  Interest.........................................................                       64,731                           (24,600)
  Foreign taxes withheld on dividend and
     interest income...............................................                     (57,462)                           (34,576)
                                                                        -------------------------          -------------------------
         Total Investment Income...................................                      984,737                            422,091
                                                                        -------------------------          -------------------------

EXPENSES:

  Unified fees (Note 2)............................................                    1,267,259                            623,857
  Trustees' fees and expenses (Note 2).............................                        2,411                              1,203
                                                                        -------------------------          -------------------------
         Total Expenses............................................                    1,269,670                            625,060
                                                                        -------------------------          -------------------------

NET INVESTMENT (LOSS)..............................................                    (284,933)                          (202,969)
                                                                        -------------------------          -------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
  Net realized gain/(loss) from:
     Investments...................................................                  (1,716,532)                          6,088,795
     Written options...............................................                          --                                 --
     Foreign currency transactions.................................                    (226,690)                           (23,656)
  Net change in unrealized appreciation/depreciation of:
     Investments...................................................                 (25,707,811)                       (18,733,007)
  Written options, futures contracts, forward
      foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies............................................                      (2,264)                            (3,485)
                                                                        -------------------------          -------------------------
  Net realized and unrealized (loss)
     on investments................................................                 (27,653,297)                       (12,671,353)
                                                                        -------------------------          -------------------------

  NET (DECREASE) IN NET ASSETS

     RESULTING FROM OPERATIONS.....................................                ($27,938,230)                      ($12,874,322)
                                                                        =========================          =========================

FINANCIAL STATEMENTS OF THE COMBINED ENTITY IMMEDIATELY AFTER ACQUISITION STATEMENT OF OPERATIONS

(Combined for Emerging Markets Series and Developing World Series)

                                                                                       THE GCG TRUST
                                                                          FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   DEVELOPING
                                                                                                     WORLD
                                                                                                     SERIES
                                                                                           ---------------------------
INVESTMENT INCOME:
  Dividends.............................................................................                   $1,458,735
  Interest..............................................................................                       40,131
  Foreign taxes withheld on dividend and
     interest income....................................................................                     (92,038)
                                                                                           ---------------------------
         Total Investment Income........................................................                    1,406,828
                                                                                           ---------------------------

EXPENSES:
  Unified fees (Note 2).................................................................                    1,891,116
  Trustees' fees and expenses (Note 2)..................................................                        3,614
                                                                                           ---------------------------
         Total Expenses.................................................................                    1,894,730
                                                                                           ---------------------------

NET INVESTMENT (LOSS)...................................................................                    (487,902)
                                                                                           ---------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
  Net realized gain/(loss) from:
     Investments........................................................................                    4,372,263
     Foreign currency transactions......................................................                    (250,346)
  Net change in unrealized appreciation/depreciation of:
     Investments........................................................................                 (44,440,818)
  Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies.................................................................                      (5,749)
                                                                                           ---------------------------
  Net realized and unrealized (loss)
     on investments.....................................................................                 (40,324,650)
                                                                                           ---------------------------

  NET (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS.............................................................                ($40,812,552)
                                                                                           ===========================

THE GCG TRUST

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   Basis of Combination

     The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Statement of Net Assets, and the related Pro Forma Combining Statements of Operations ("Pro Forma Statements") reflect the accounts of the Developing World Portfolio and Emerging Markets Portfolio for the period ended December 31, 2000. The Pro Forma Statements give effect to the proposed Plan of Reorganization (the "Reorganization") to be submitted to shareholders of the Emerging Markets Portfolio. The Reorganization provides for the acquisition of all assets and liabilities of the Emerging Markets Portfolio by the Developing World Portfolio, in exchange for shares of the Developing World Portfolio. Thereafter, there will be a distribution of shares of the Developing World Portfolio to the shareholders of the Emerging Markets Portfolio in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of the Emerging Markets Portfolio will become the owners of that number of full and fractional shares of the Developing World Portfolio having an aggregate net asset value equal to the aggregate net asset value of their shares of the Emerging Markets Portfolio' as of the close of business immediately prior to the date that the Emerging Markets Portfolio assets are exchanged for shares of the Developing World Portfolio. No changes in expenses will occur as a result of the Reorganization and the manager, Directed Services, Inc., will absorb all the costs of the Reorganization.

     The Pro Forma Statement of Assets and Liabilities reflects the combination as of December 31, 2000. The Pro Forma Statement of Operations reflects the Combination at the beginning of the period presented. The information contained herein is based on the experience of each Portfolio for the periods ended December 31, 2000 and is designed to permit the shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of the Emerging Markets Portfolio in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Directed Services, Inc., an indirect wholly owned subsidiary of ING Groep, N.V.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Portfolio incorporated by reference in the Statement of Additional Information.

2.   Shares of Beneficial Interest

     The Pro Forma net asset values per share assumes the issuance of shares of the Developing World Portfolio that would have been issued at December 31, 2000 in connection with the proposed Reorganization. Shareholders of the Emerging Markets Portfolio would receive shares of the Developing World Portfolio based on conversion ratios determined on December 31, 2000. The conversion ratios are calculated by dividing the net asset value of the Emerging Markets Portfolio by the net asset value per share of the respective class of the Developing World Portfolio.

3.   Pro Forma Operations

     The Pro Forma Combining Statements of Operations assume similar rates of gross investment income for the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of each Portfolio's gross investment income. Pro Forma operating expenses include the actual expenses of the Portfolio adjusted to reflect the expected expenses of the combined entity.


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